UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 16, 2010

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

California	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    3250 Van Ness Avenue, San Francisco, California 94109

(Address of principal executive offices)

Registrant’s telephone number, including area code                 (415) 421-7900

                                                 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 22, 2010, Williams-Sonoma, Inc. (the “Company”) issued a press release announcing the Company’s financial results for its fourth quarter and fiscal year ended January 31, 2010. A copy of the Company’s press release is attached as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 16, 2010, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Williams-Sonoma, Inc. (the “Company”) approved a new form of restricted stock unit agreement (“RSU Agreement”) and a new form of stock-settled stock appreciation right agreement (“SSAR Agreement”), each of which may be used for future grants of awards to employees under the Company’s 2001 Long-Term Incentive Plan (the “Plan”).

The form RSU Agreement and form SSAR Agreement each were updated to provide for the full acceleration of vesting of the subject award upon the award holder’s Retirement and to make certain related changes. For this purpose, Retirement means the award holder’s termination of employment (other than by reason of death or disability) subsequent to the award holder’s attainment of age 70 and having been employed by the Company for at least fifteen (15) years. A termination of employment will not be considered to be a Retirement if the termination is for Cause (as defined in the Agreement).

The foregoing is qualified by its entirety by reference to the form of RSU Agreement and SSAR Agreement, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 7.01. Regulation FD Disclosure

On March 22, 2010, the Company issued a press release announcing that its Board of Directors has authorized an increase in the Company’s quarterly cash dividend. A copy of the Company’s press release is attached as Exhibit 99.2. The attached exhibit is provided under Item 7.01 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(d)	List of Exhibits:

10.1	Form of Williams-Sonoma, Inc. 2001 Long-Term Incentive Plan Restricted Stock Unit Award Agreement for Employee Grants

10.2	Form of Williams-Sonoma, Inc. 2001 Long-Term Incentive Plan Stock-Settled Stock Appreciation Right Award Agreement for Employee Grants

99.1	Press Release dated March 22, 2010 titled Williams-Sonoma, Inc. Announces Fourth Quarter and Fiscal Year 2009 Results and Provides Financial Guidance for Fiscal Year 2010

99.2	Press Release dated March 22, 2010 titled Williams-Sonoma, Inc. Increases Quarterly Cash Dividend by 8.3%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: March 22, 2010	By:	/s/ Sharon L. McCollam
Sharon L. McCollam
Executive Vice President, Chief Operating and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Form of Williams-Sonoma, Inc. 2001 Long-Term Incentive Plan Restricted Stock Unit Award Agreement for Employee Grants

10.2	Form of Williams-Sonoma, Inc. 2001 Long-Term Incentive Plan Stock-Settled Stock Appreciation Right Award Agreement for Employee Grants

99.1	Press Release dated March 22, 2010 titled Williams-Sonoma, Inc. Announces Fourth Quarter and Fiscal Year 2009 Results and Provides Financial Guidance for Fiscal Year 2010

99.2	Press Release dated March 22, 2010 titled Williams-Sonoma, Inc. Increases Quarterly Cash Dividend by 8.3%

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